UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Loan and Security Agreement
Radisys Corporation (“Radisys”) entered into a Second Temporary Amendment to Loan and Security Agreement (the “ABL Amendment”), effective October 31, 2018, among Radisys and Marquette Business Credit, LLC (the “Lender”), which amends the Loan and Security Agreement, dated January 3, 2018 (as previously amended, the “ABL Credit Agreement”), between Radisys and the Lender.
The ABL Amendment temporarily suspends the requirement that Radisys maintain a minimum Fixed Charge Coverage Ratio (as defined in the ABL Credit Agreement) and continues required thresholds relating to Cash Loss After Debt Service (as defined in the ABL Credit Agreement) by Radisys through December 31, 2018.  The ABL Amendment also temporarily reduces the minimum balance that must be maintained in blocked accounts.
The amendments set forth in the ABL Amendment shall remain in effect until the earliest to occur of: (a) the occurrence of an Event of Default under the ABL Credit Agreement (as defined in the ABL Credit Agreement); (b) the termination of the Agreement and Plan of Merger (the “Merger Agreement”) with Reliance Industries Limited and Integrated Cloud Orchestration (ICO), Inc.; (c) the payment of any principal to HCP-FVG, LLC, an affiliate of Hale Capital Partners LP, or any other term lender, in each case, in respect of the HCP Term Loan Agreement (as defined in the ABL Credit Agreement); or (d) December 31, 2018.
The foregoing description of the ABL Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the ABL Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description
10.1	Second Temporary Amendment to Loan and Security Agreement, effective as of October 31, 2018, by and between Marquette Business Credit, LLC and Radisys Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION
Date:	November 6, 2018	By:	/s/ Jonathan Wilson
Jonathan Wilson
Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer)